Filed pursuant to Rule 497(e).
                                               File Nos. 33-46479 and 811-06602.

                       THE PREFERRED GROUP OF MUTUAL FUNDS
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

                         Supplement dated April 12, 2005
                                     to the
                       Statement of Additional Information
                             dated November 1, 2004

         Effective immediately, the disclosure in the Statement of Additional Information in the section captioned "Miscellaneous Investment Practices" is revised to incorporate the following subsection:

         Treasury Inflation Protected Securities. The Preferred Fixed Income Fund (the "Fund") may invest in U.S. Treasury Inflation Protected Securities ("TIPS"). U.S. TIPS are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). The Consumer Price Index for All Urban Consumers ("CPI-U") calculated by the U.S. Department of Treasury for the first day of each calendar month is the CPI-U for the third preceding calendar month. For example, the CPI-U used for April 1 in any year is the CPI-U for January of that year, which is reported in February. The factor used to calculate the principal amount of a TIPS each day is determined by a linear interpolation between the CPI-U for the first day of the month and the CPI-U on the first day of the next month.

         TIPS have been issued with maturities of five, ten and thirty years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

         The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fixed Income Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience an expense if there is a subsequent period of deflation. If inflation is lower

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         than expected during the period the Fund holds a TIPS, the Fund may earn less on the security than on a conventional bond.

         The Fund may invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. Most other issuers, including non-U.S. governments, their agencies or instrumentalities, and corporations, pay the Consumer Price Index accruals as part of a semi-annual coupon. It is expected that other types of inflation-indexed securities would have characteristics similar to those described above.

         In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company must distribute each year at least 90% of its net investment income, including the original issue discount accrued on bonds. For federal income tax purposes, any increase in the principal amount of a TIPS bond will be treated as an original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of accrued original issue discount, it is possible the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in TIPS may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.